Organization and Principal Activities	12 Months Ended
Dec. 31, 2012
Organization and Principal Activities
Organization and Principal Activities

1. Organization and Principal Activities

Focus Media Holding Limited (“Focus Media Holding” or the “Company”) and all of its subsidiaries and consolidated variable interest entities (“VIEs”) are collectively referred to as the “Group”. The Group is mainly engaged in selling out-of-home advertising time slots on its network of flat-panel digital advertising (“LCD”) displays located in high traffic areas and in-store network. The Group is also engaged in providing advertising services on poster frames, on screens in movie theatres and on traditional outdoor billboards.

In January 2010, certain employees and management of Allyes Information Technology Company Limited, and its consolidated subsidiaries and affiliates (collectively, “Allyes”) and certain members of the Company’s management and directors entered into a definitive agreement with the Company and Allyes to buy-out an aggregate 38% interest in Allyes from the Company for a cash consideration of $13.3 million, which was determined based on the estimated fair value of $35 million as of January 1, 2010 and was derived from an income approach methodology. On July 30, 2010, the Company further sold its remaining 62% ownership to Silver Lake Management LLC (“Silver Lake”) , a third party investor, at a cash consideration of $124 million. Therefore, the results of Allyes and its consolidated subsidiaries and affiliates have been classified as discontinued operations for the year ended December 31, 2010.

During the third and fourth quarter of 2012, the Group disposed of four subsidiaries in the traditional outdoor billboard advertising business acquired in 2011. Due to medium term advertising spending uncertainties and the continued view of the Company that the traditional outdoor billboard network is not a core business segment, the Company decided to downsize this business segment by divesting four subsidiaries within the segment.  Therefore, the results of these four subsidiaries have been classified as discontinued operations for the years ended December 31, 2011 and 2012.

The Company announced on August 13, 2012 that its board of directors had received a preliminary non-binding proposal letter, dated August 12, 2012, from affiliates of FountainVest Partners, Carlyle Group, CITIC Capital Partners, CDH Investments and China Everbright Limited and Mr. Jason Nanchun Jiang, the chairman and chief executive officer, and Mr. Jiang’s affiliates to acquire all of the outstanding shares of the Company for $27.00 in cash per American depositary shares (“ADS”) or $5.40 in cash per ordinary shares (“Going Private” transaction).

On December 19, 2012, the Company entered into a definitive merger agreement with Giovanna Parent Limited and Giovanna Acquisition Limited in relation to the Going Private transaction.  Subject to the terms and conditions of the merger agreement, at the effective time of the merger, Giovanna Acquisition Limited will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Giovanna Parent Limited, or the merger. Pursuant to the merger agreement, each of the ordinary share issued and outstanding immediately prior to the effective time of the merger will be cancelled and cease to exist in exchange for the right to receive $5.50 in cash. The merger is subject to various closing conditions, including a condition that the merger agreement be authorized and approved by an affirmative vote of shareholders representing two-thirds or more of the ordinary shares present and voting in person or by proxy as a single class at a meeting of the Company’s shareholders convened to consider the authorization and approval of the merger agreement.